JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS Q, R, T, W, AND X

Supplement dated August 24, 2026 to the prospectus for your Contract

This Supplement applies to ACCOMMODATOR VARIABLE ANNUITY, ACCOMMODATOR 2000 VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, MARKETPLACE VARIABLE ANNUITY, PATRIOT VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, REVOLUTION EXTRA II VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY, REVOLUTION VALUE II VARIABLE ANNUITY, and WEALTH BUILDER VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.). It supplements the prospectus dated April 27, 2026 for the Contract you purchased (the “Annuity Prospectus”). This Supplement must be preceded or accompanied by the Annuity Prospectus for your Contract. Please retain it for future reference.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at johnhancock.com/annuities.

Portfolio Reorganization

The purpose of this Supplement is to notify of a portfolio reorganization. At its meeting held from March 23-26, 2026, the Board of Trustees for the John Hancock Variable Insurance Trust (“JHVIT”) approved a plan of reorganization for vote by affected Contract Owners. If the plan for reorganization is approved by Contract Owners, the reorganization will occur at the close of business on or about October 30, 2026 (“Reorganization Date”). On the Reorganization Date, the following “Acquired Portfolio” will be reorganized into the “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
Managed Volatility Balanced Portfolio – Series NAV	Lifestyle Balanced Portfolio – Series NAV

Accordingly, after October 30, 2026, the Variable Investment Option corresponding to Lifestyle Balanced Portfolio – Series NAV will replace the Variable Investment Option corresponding to Managed Volatility Balanced Portfolio – Series NAV. After that date, you will no longer be able to allocate Contract Value or any Purchase Payments to the Managed Volatility – Series NAV Portfolio. Any Contract Value allocated to the Managed Volatility – Series NAV Portfolio will be allocated to the corresponding Lifestyle – Series NAV Portfolio.

Upon completion of the mergers, all references to the Managed Volatility Portfolios will be deleted from the Prospectus.

Please note the following information regarding the Reorganization:

●

For forty-five (45) days before the Reorganization Date, you may make a one-time transfer of any or all Contract Value allocated to the Acquired Portfolio to any other Variable Investment Option available under your Contract without the transfer counting against the monthly transfer limit.

●

For forty-five (45) days after the Reorganization Date, you may transfer any Contract Value allocated to the Acquiring Portfolio to any Variable Investment Option available under your Contract without the transfer counting against the monthly transfer limit.

●	A transfer request may be made through our website at johnhancock.com/annuities, by sending in a transfer request form, or by telephone at 800-344-1029.

●

The Acquiring Portfolio will replace the Acquired Portfolio in any standing allocation instructions that you have on file. If you are currently enrolled in a Dollar Cost Averaging or Asset Rebalancing Program and have designated an amount to be transferred monthly into the Acquired Portfolio, after the Reorganization Date, that amount that you have designated to the Acquired Portfolio will be transferred to the Acquiring Portfolio. You should work with your financial representative to determine if your existing allocation instructions should be changed before or after the Reorganization Date.

You should retain this Supplement for future reference.

Supplement dated August 24, 2026

8/26: VAPS87	333-164140	333-164137	333-164138	333-164139	333-164147	333-164134	333-164143	333-164144	333-164146
	333-164142	333-164148	333-164136	333-164135	333-164141